Third Quarter 2021 Financial Results and Highlights October 27, 2021 Exhibit 99.3

Forward-Looking Statements This earnings supplement includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to our expectations regarding the impact of the COVID-19 pandemic on our business, opportunities in the marketplace, investment in and growth of our business, the effectiveness of our recruiting and talent efforts, the impact of the 2020 Fit for Growth Plan, our and our clients’ shift to digital solutions and services and our anticipated financial performance. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include general economic conditions, the competitive and rapidly changing nature of the markets we compete in, the competitive marketplace for talent and its impact on employee recruitment and retention, legal, reputational and financial risks resulting from cyberattacks, the impact of and effectiveness of business continuity plans during the COVID-19 pandemic, changes in the regulatory environment, including with respect to immigration and taxes, and the other factors discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Cognizant undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law. 2

Results Summary: Q3 2021 1 See “About Non-GAAP Financial Measures” at the end of this earnings supplement for more information and reconciliations to the most directly comparable GAAP financial measures, as applicable. REVENUE Up 11.8% Y/Y as reported and 11.0% Y/Y in constant currency1 OPERATING MARGIN CASH FLOW 3 $4,243M $4,744M Q3 2020 Q3 2021 DILUTED EARNINGS PER SHARE 14.2% 15.4% Q3 2020 Q3 2021 15.9% 15.8% Q3 2020 Q3 2021 $925M $948M Q3 2020 Q3 2021 $821M $897M Q3 2020 Q3 2021 $0.64 $1.03 Q3 2020 Q3 2021 $0.97 $1.06 Q3 2020 Q3 2021 GAAP Operating Margin Adjusted Operating Margin1 GAAP Diluted EPS Adjusted Diluted EPS1 Operating Cash Flow Free Cash Flow1

Revenue, EPS and Operating Margin

$ In Millions Except Per Share Amounts



$4,110
$0.91
Q1 '19
$4,141
$0.94
Q2 '19
$4,248
$1.08
Q3 '19
$4,284
$1.07
Q4 '19
$4,225
$0.96
Q1 '20
$4,000
$0.82
Q2 '20
$4,243
$0.97
Q3 '20
$4,184
$0.67
Q4 '20[1]
$4,401
$0.97
Q1 '21
$4,585
$0.99
Q2 '21
$4,744
$1.06
Q3 '21
Revenue
Adjusted Diluted EPS

Revenue Growth, Operating Margin and GAAP EPS

	Q1 '19	Q2 '19	Q3 '19	Q4 '19	Q1 '20	Q2 '20	Q3 '20	Q4 '20[1]	Q1 '21	Q2 '21	Q3 '21
Y/Y	5.1%	3.4%	4.2%	3.8%	2.8%	(3.4%)	(0.1%)	(2.3%)	4.2%	14.6%	11.8%
Y/Y CC	6.8%	4.7%	5.1%	4.2%	3.5%	(2.5%)	(0.7%)	(3.0%)	2.4%	12.0%	11.0%
GAAP Operating Margin	13.1%	14.9%	15.7%	14.6%	13.7%	11.7%	14.2%	11.1%	15.2%	15.2%	15.4%
Adjusted Operating Margin	16.0%	16.1%	17.3%	17.0%	15.1%	14.1%	15.9%	12.3%	15.2%	15.2%	15.8%
GAAP Diluted EPS	$0.77	$0.90	$0.90	$0.72	$0.67	$0.67	$0.64	$0.59	$0.95	$0.97	$1.03
Adjusted Diluted EPS	$0.91	$0.94	$1.08	$1.07	$0.96	$0.82	$0.97	$0.67	$0.97	$0.99	$1.06

[1] Cognizant made an offer in Q4 2020 to settle and exit a large customer engagement in the financial services segment in Continental Europe. As a result of this offer, in Q4 2020, we recorded a reduction of revenue of $107 million, or -2.5 percentage points impact Y/Y, and additional expenses of $33 million. This impacted Q4 2020 GAAP / Adjusted Operating Margin by ~3.0 percentage points and GAAP / Adjusted Diluted EPS by -$0.25. In Q2 2021, we reached a settlement with two of the three customers that were part of the engagement and it did not impact earnings for the quarter.

4

Revenue Performance: Q3 2021

Segments

$ IN MILLIONS

COMMUNICATIONS, MEDIA & TECHNOLOGY
+20.0% Y/Y
+19.1% Y/Y CC

PRODUCTS & RESOURCES
+19.4% Y/Y
+18.1% Y/Y CC



$739
$1,544
$1,107
$1,354

FINANCIAL SERVICES
+5.1% Y/Y
+4.3% Y/Y CC

HEALTHCARE
+10.0% Y/Y
+9.8% Y/Y CC

Geography

$ IN MILLIONS

REST OF WORLD
+22.0% Y/Y
+21.0% Y/Y CC

EUROPE
+16.9% Y/Y
+13.7% Y/Y CC



$344
$914
$3,486

NORTH AMERICA
+9.7% Y/Y
+9.5% Y/Y CC

5

Cognizant

Financial Services

Revenue

$ IN MILLIONS



$1,436
$1,473
$1,492
$1,468
$1,451
$1,396
$1,469
$1,305
$1,458
$1,502
$1,544
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20[1]
Q1 '21
Q2 '21
Q3 '21

Revenue Growth

	Q1 '19	Q2 '19	Q3 '19	Q4 '19	Q1 '20	Q2 '20	Q3 '20	Q4 '20[1]	Q1 '21	Q2 '21	Q3 '21
Y/Y	(1.7%)	0.3%	1.9%	1.2%	1.0%	(5.2%)	(1.5%)	(11.1%)	0.5%	7.6%	5.1%
Y/Y CC	0.2%	1.7%	3.0%	1.5%	1.8%	(4.3%)	(2.2%)	(11.4%)	(1.7%)	4.8%	4.3%

Q3 2021 Geography

$ IN MILLIONS



REST OF WORLD
+7.6% Y/Y
+6.6% Y/Y CC
EUROPE
+7.6% Y/Y
+5.0% Y/Y CC
$142
$327
$1,075
NORTH AMERICA
4.1% Y/Y
3.8% Y/Y CC

Revenue growth included the benefit of recently completed acquisitions and revenue growth generated by our digital services in both banking and insurance. Declines related to our non-digital services reflected clients' continued focus on cost optimization of supporting their legacy systems and operations.

[1] Cognizant made an offer in Q4 2020 to settle and exit a large customer engagement in the financial services segment in Continental Europe. As a result of this offer, in Q4 2020, we recorded a reduction of revenue of $107 million. This impacted the Q4 2020 Y/Y growth rate for Financial Services by approximately -7.3 percentage points Y/Y. In Q2 2021, we reached a settlement with two of the three customers that were part of the engagement and it did not impact earnings for the quarter.

6

Cognizant

$1,162 $162 $30 Healthcare NORTH AMERICA EUROPE REST OF WORLD +42.9% Y/Y +42.6% Y/Y CC +3.8% Y/Y +2.4% Y/Y CC +10.2% Y/Y and CC Revenue $ IN MILLIONS $ IN MILLIONS Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Y/Y 3.9% (1.9%) (1.2%) 1.6% 2.5% 2.0% 4.8% 4.0% 7.9% 14.5% 10.0% Y/Y CC 4.6% (1.5%) (0.9%) 1.8% 2.7% 2.2% 4.2% 3.3% 7.0% 13.4% 9.8% $1,165 $1,134 $1,175 $1,221 $1,194 $1,157 $1,231 $1,270 $1,288 $1,325 $1,354 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 7 Revenue Growth Q3 2021 Geography Healthcare growth was driven by demand from life sciences clients and increased demand for our integrated software solutions among payers and providers.

$749 $270 $88 NORTH AMERICA EUROPE Products & Resources +12.5% Y/Y +12.3% Y/Y CC 39.9% Y/Y 34.9% Y/Y CC 29.4% Y/Y 27.6% Y/Y CC REST OF WORLD Revenue $ IN MILLIONS $ IN MILLIONS Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Y/Y 11.3% 10.4% 11.9% 8.1% 4.4% (6.5%) (4.0%) (1.6%) 4.6% 21.7% 19.4% Y/Y CC 13.8% 12.3% 13.4% 8.6% 5.3% (5.0%) (4.6%) (2.4%) 2.4% 17.8% 18.1% $914 $927 $966 $963 $954 $867 $927 $948 $998 $1,055 $1,107 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 8 Revenue Growth Q3 2021 Geography Revenue growth included the benefit of recently completed acquisitions and was driven by our clients' adoption and integration of digital technologies. We experienced improved demand across retail, consumer goods, travel, and hospitality following the negative impact from the pandemic in 2020.

$500 $155 $84 $595 $607 $615 $632 $626 $580 $616 $661 $657 $703 $739 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Communications, Media & Technology NORTH AMERICA REST OF WORLD +37.7% Y/Y +37.6% Y/Y CC +20.2% Y/Y +16.1% Y/Y CC +17.4% Y/Y and CC EUROPE Revenue $ IN MILLIONS Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Y/Y 16.9% 12.2% 9.4% 8.0% 5.2% (4.4%) 0.2% 4.6% 5.0% 21.2% 20.0% Y/Y CC 19.6% 14.1% 10.6% 9.0% 6.3% (3.2%) (0.2%) 3.4% 3.1% 17.9% 19.1% Impact from exit of certain content services ~(2.0%) ~(3.9%) ~(7.9%) ~(9.2%) ~(7.9%) ~(6.0%) ~(1.9%) N/A 9 Revenue Growth Q3 2021 Geography Revenue growth included the benefit of recently completed acquisitions and continued strong demand from technology clients. $ IN MILLIONS

83% 83% 84% 85% 83% 80% 85% 87% 85% 84% 84% 91% 92% 92% 92% 91% 91% 93% 91% 92% 92% 91% Offshore, Excluding Trainees % Onsite % Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Employee Metrics Headcount and Annualized Attrition Utilization 285.8 288.2 289.9 292.5 291.7 281.2 283.1 289.5 296.5 301.2 318.4 19% 23% 24% 21% 22% 24% 18% 19% 21% 31% 37% 16% 19% 18% 16% 13% 11% 10% 16% 18% 29% 33% Headcount (in thousands) Quarterly Annualized Attrition Quarterly Annualized Voluntary Attrition Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 10 NUMBER OF EMPLOYEES IN THOUSANDS

$453 $480 $500 $617 $1,123 $769 $2,247 $1,621 $1,477 FY2019 FY2020 Trailing 12-Months AcquisitionsShare Repurchases $120 $118 $128 $127 $127 $580 $310 $348 $57 $248 $788 $240 $320 $129 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Cash Flow, Balance Sheet & Capital Allocation $ IN MILLIONS Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 OPERATING CASH FLOW $269 $575 $717 $938 $497 $979 $925 $898 $181 $541 $948 FREE CASH FLOW $163 $479 $620 $845 $385 $886 $821 $809 $93 $466 $897 CASH AND SHORT-TERM INVESTMENTS1 $3,668 $3,003 $3,077 $3,424 $4,282 $4,582 $4,575 $2,724 $2,158 $1,850 $2,413 TOTAL DEBT $746 $746 $747 $738 $2,468 $2,459 $2,450 $701 $692 $683 $674 1 Q1 ’19 to Q4 ’19 cash and short-term investments included restricted time deposits in India. Beginning in 2020, these restricted time deposits were classified as long- term investments and therefore are no longer included in cash and short-term investments. Annual Quarterly Dividends 11 $ 54

FY2021 Guidance[1]

	FY2020	FY2021 Guidance	Assumptions
Revenue	$16.7B	~$18.5B ~11.1% Y/Y or ~9.8% Y/Y CC	
Adjusted Operating Margin[2]	14.4%	~15.4%	Assumes sequential decline in Q4 as a result of merit increases
Interest Income	$119M	~$30M	Reflects lower interest income Y/Y as a result of less cash in India, where yields are generally higher
Adjusted effective tax rate[2]	25.8%	25-26%	
Share Count	541M	~528M	
Adjusted Diluted EPS[2]	$3.42	$4.02-$4.06	

	Q4 2020	Q4 2021 Guidance	Assumptions
Revenue	$4.2B	$4.75 - $4.79B 13.5-14.5% Y/Y or 13.3-14.3% Y/Y CC	

[1] Guidance is as of October 27, 2021

[2] A full reconciliation of Adjusted Operating Margin, Adjusted Diluted EPS and Adjusted effective tax rate guidance to the corresponding GAAP measures on a forward-looking basis cannot be provided without unreasonable efforts as we are unable to provide reconciling information with respect to unusual items, net non-operating foreign currency exchange gains or losses, and the tax effects of these adjustments. See "About Non-GAAP Financial Measures" for more information, the definition of Adjusted effective tax rate and a partial reconciliation to the most directly comparable GAAP financial measure at the end of this earnings supplement.

12

Cognizant

APPENDIX: About Non-GAAP Financial Measures

To supplement our financial results presented in accordance with GAAP, this earnings supplement includes references to the following measures defined by the Securities and Exchange Commission as non-GAAP financial measures: Adjusted Income From Operations, Adjusted Operating Margin, Adjusted Diluted EPS, free cash flow, Adjusted effective tax rate, and constant currency revenue growth. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of our non-GAAP financial measures to the corresponding GAAP measures should be carefully evaluated. Our non-GAAP financial measures, Adjusted Operating Margin, Adjusted Income From Operations and Adjusted Diluted EPS exclude unusual items. Additionally, Adjusted Diluted EPS excludes net non-operating foreign currency exchange gains or losses and the tax impact of all the applicable adjustments. The income tax impact of each item is calculated by applying the statutory rate and local tax regulations in the jurisdiction in which the item was incurred. Free cash flow is defined as cash flows from operating activities net of purchases of property and equipment. Constant currency revenue growth is defined as revenues for a given period restated at the comparative period’s foreign currency exchange rates measured against the comparative period's reported revenues. Adjusted effective tax rate reflects a tax rate commensurate with our non-GAAP Adjusted EPS. We believe providing investors with an operating view consistent with how we manage the Company provides enhanced transparency into our operating results. For our internal management reporting and budgeting purposes, we use various GAAP and non-GAAP financial measures for financial and operational decision- making, to evaluate period-to-period comparisons, to determine portions of the compensation for our executive officers and for making comparisons of our operating results to those of our competitors. Therefore, it is our belief that the use of non-GAAP financial measures excluding certain costs provides a meaningful supplemental measure for investors to evaluate our financial performance. Accordingly, we believe that the presentation of our non-GAAP measures, when read in conjunction with our reported GAAP results, can provide useful supplemental information to our management and investors regarding financial and business trends relating to our financial condition and results of operations. A limitation of using non-GAAP financial measures versus financial measures calculated in accordance with GAAP is that non-GAAP financial measures do not reflect all of the amounts associated with our operating results as determined in accordance with GAAP and may exclude costs that are recurring such as our net non-operating foreign currency exchange gains or losses. In addition, other companies may calculate non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from our non-GAAP financial measures to allow investors to evaluate such non-GAAP financial measures. About Non-GAAP Financial Measures 14

Reconciliations of Non-GAAP Financial Measures

(in millions, except per share amounts)

	Three Months Ended:											Full Year	
	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sep 30, 2021	Dec 31, 2020	Guidance Full Year 2021
GAAP income from operations	$ 539	$ 619	$ 669	$ 626	$ 579	$ 467	$ 603	$ 465	$ 669	$ 696	$ 729	$2,114	
Class Action Settlement Loss[a]	—	—	—	—	—	—	—	—	—	—	20	—	
Realignment charges[b]	2	49	65	53	20	12	8	2	—	—	—	42	
2020 Fit for Growth Plan restructuring charges[c]	—	—	—	48	35	59	43	36	—	—	—	173	
COVID-19 charges[d]	—	—	—	—	6	25	21	13	—	—	—	65	
Incremental accrual related to the India Defined Contribution Obligation[e]	117	—	—	—	—	—	—	—	—	—	—	—	
Adjusted income from operations	$ 658	$ 668	$ 734	$ 727	$ 640	$ 563	$ 675	$ 516	$ 669	$ 696	$ 749	$2,394	
GAAP operating margin	13.1 %	14.9 %	15.7 %	14.6 %	13.7 %	11.7 %	14.2 %	11.1 %	15.2 %	15.2 %	15.4 %	12.7 %	
Class Action Settlement Loss	—	—	—	—	—	—	—	—	—	—	0.4	—	0.1%
Realignment charges	—	1.2	1.6	1.3	0.5	0.3	0.2	—	—	—	—	0.3	—
2020 Fit for Growth Plan restructuring charges	—	—	—	1.1	0.8	1.5	1.0	0.9	—	—	—	1.0	—
COVID-19 charges	—	—	—	—	0.1	0.6	0.5	0.3	—	—	—	0.4	—
Incremental accrual related to the India Contribution Obligation	2.9	—	—	—	—	—	—	—	—	—	—	—	(e)
Adjusted operating margin	16.0 %	16.1 %	17.3 %	17.0 %	15.1 %	14.1 %	15.9 %	12.3 %	15.2 %	15.2 %	15.8 %	14.4 %	~15.4%
GAAP diluted earnings per share	$ 0.77	$ 0.90	$ 0.90	$ 0.72	$ 0.67	$ 0.67	$ 0.64	$ 0.59	$ 0.95	$ 0.97	$ 1.03	$ 2.57	
Effect of above adjustments, pre-tax	0.20	0.09	0.12	0.18	0.11	0.18	0.13	0.10	—	—	0.04	0.52	(a), (e)
Effect of non-operating foreign currency exchange (gains) loss, pre-tax[f]	(0.01)	(0.03)	0.09	0.08	0.19	—	—	0.02	0.02	0.01	0.01	0.22	(f)
Tax effect of above adjustments[g]	(0.05)	(0.02)	(0.03)	(0.05)	(0.01)	(0.03)	(0.06)	(0.04)	—	0.01	(0.02)	(0.15)	(a), (e), (f)
Tax on Accumulated Indian Earnings[h]	—	—	—	—	—	—	0.26	—	—	—	—	0.26	—
Effect of the equity method investment impairment[i]	—	—	—	0.10	—	—	—	—	—	—	—	—	—
Effect of the India Tax Law[j]	—	—	—	0.04	—	—	—	—	—	—	—	—	—
Adjusted diluted earnings per share	$ 0.91	$ 0.94	$ 1.08	$ 1.07	$ 0.96	$ 0.82	$ 0.97	$ 0.67	$ 0.97	$ 0.99	$ 1.06	$ 3.42	$4.02 - $4.06

15

Please refer to page 16, 17 and 18 of this earnings supplement for corresponding Non-GAAP notes.

Cognizant

Reconciliations of Non-GAAP Financial Measures Notes: (a) In the third quarter of 2021, the parties to the consolidated putative securities class action suit filed a settlement agreement that, subject to the approval of the United States District Court for the District of New Jersey, would resolve the consolidated putative securities class action against us and certain of our former officers. The settlement agreement provides for a payment of $95 million to the putative class (inclusive of attorneys’ fees and litigation expenses). Adjusting for indemnification expenses, legal fees and other covered expenses incurred through September 7, 2021, the remaining available balance under the applicable directors and officers insurance policies was $75 million. As a result, we recorded a Class Action Settlement Loss of $20 million in "Selling, general and administrative expenses" in our unaudited consolidated financial statements. Our guidance anticipates an impact of $0.04 per diluted share for the full year 2021, with a tax impact of $0.01 per diluted share. (b) During 2019 and 2020, we incurred realignment charges that consisted of employee separation costs, employee retention costs and professional fees. The total costs related to the realignment are reported in "Restructuring charges" in our consolidated statements of operations. (c) During 2019 and 2020, we incurred restructuring charges as part of our 2020 Fit for Growth Plan that included employee separation costs, employee retention costs and facility exit costs and other charges. The total costs related to the 2020 Fit for Growth Plan are reported in "Restructuring charges" in our consolidated statements of operations. (d) During 2020, we incurred costs in response to the COVID-19 pandemic, including a one-time bonus to our employees at the designation of associate and below in both India and the Philippines, certain costs to enable our employees to work remotely and costs to provide medical staff and extra cleaning services for our facilities. Most of the costs related to the pandemic are reported in "Cost of revenues" in our consolidated statement of operations. (e) During the first quarter of 2019, a ruling of the Supreme Court of India in interpreting certain statutory defined contribution obligations of employees and employers (the "India Defined Contribution Obligation") altered historical understandings of such obligations, extending them to cover additional portions of the employee's income. As a result, the ongoing contributions of our affected employees and the Company have increased. In the first quarter of 2019, we accrued $117 million with respect to prior periods, assuming retroactive application of the Supreme Court's ruling. There is significant uncertainty as to how the liability should be calculated as it is impacted by multiple variables, including the period of assessment, the application with respect to certain current and former employees and whether interest and penalties may be assessed. Since the ruling, a variety of trade associations and industry groups have advocated to the Indian government, highlighting the harm to the information technology sector, other industries and job growth in India that would result from a retroactive application of the ruling. It is possible that the Indian government will review the matter and there is a substantial question as to whether the Indian government will apply the Supreme Court's ruling on a retroactive basis. As such, the ultimate amount of our obligation may be materially different from the amount accrued. The incremental accrual related to the India Defined Contribution Obligation is reported in "Selling, general, and administrative expenses" in our consolidated statement of operations. (f) Non-operating foreign currency exchange gains and losses, inclusive of gains and losses related to foreign exchange forward contracts not designated as hedging instruments for accounting purposes, are reported in "Foreign currency exchange gains (losses), net" in our consolidated statements of operations. Non-operating foreign currency exchange gains and losses are subject to high variability and low visibility and therefore cannot be provided on a forward-looking basis without unreasonable efforts. 16

Reconciliations of Non-GAAP Financial Measures

(g) Presented below are the tax impacts of each of our non-GAAP adjustments to pre-tax income:

	2019				2020				2021			FY
Three months ended:	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30	Sep 30	2020
Tax impacts of non-GAAP adjustments:												
Class Action Settlement Loss	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 6	$ —
Realignment charges	—	13	17	13	5	3	2	1	—	—	—	11
2020 Fit for Growth restructuring charges	—	—	—	13	9	16	11	9	—	—	—	45
COVID-19 charges	—	—	—	—	2	6	6	3	—	—	—	17
Incremental accrual related to the India Defined Contribution Obligation	31	—	—	—	—	—	—	—	—	—	—	—
Foreign currency exchange gain and losses	1	—	(2)	—	(10)	(8)	15	9	—	(6)	3	6

Adjusted Effective Tax Rate Reconciliation		**Guidance**
	FY 2020	**FY 2021**
GAAP effective tax rate	33.6 %	
Effect of adjustments to income from operations, pre-tax	(4.0)	(a), (e)
Effect of non-operating foreign currency exchange (gains) losses, pre-tax	(1.3)	(f)
Tax effect of above adjustments	3.1	(a), (e), (f)
Tax on Accumulated Indian Earnings	(5.6)	
Adjusted effective tax rate	25.8 %	25%-26%

(h) During the third quarter of 2020, after a thorough analysis of the impact of several changes in tax law on the cost of earnings repatriation and considering our strategic decision to increase our investments to accelerate growth in various international markets and expand our global delivery footprint, we reversed our indefinite reinvestment assertion on Indian earnings accumulated in prior years and recorded a $140 million tax on Accumulated Indian Earnings. The recorded income tax expense reflects the India withholding tax on unrepatriated Indian earnings, which were $5.2 billion as of December 31, 2019, net of applicable U.S. foreign tax credits.

(i) During the fourth quarter of 2019, we determined that the carrying value of one of our equity method investments exceeded its fair value and therefore recorded an impairment charge of $57 million within the caption "Income (loss) from equity method investments" in our consolidated statement of operations.

(j) During the fourth quarter of 2019, the Government of India enacted a new tax regime ("India Tax Law") effective retroactively to April, 2019 that enables domestic companies to elect to be taxed at a lower income tax rate of 25.17%, as compared to the current income tax rate of 34.94%. Once a company elects into the lower income tax rate, a company may not benefit from any tax holidays associated with Special Economic Zones and certain other tax incentives, including Minimum Alternative Tax credit carryforwards, and may not reverse its election. As a result of the enactment of the India Tax Law, we recorded a one-time net income tax expense of $21 million due to the revaluation to the lower income tax rate of our India net deferred income tax assets that were expected to reverse after we elected into the new tax regime.

17

Cognizant

Reconciliations of Non-GAAP Financial Measures Reconciliation of free cash flow Three Months Ended (in millions) Mar 31, 2019 Jun 30, 2019 Sep 30, 2019 Dec 31, 2019 Mar 31, 2020 Jun 30, 2020 Sep 30, 2020 Dec 31, 2020 Mar 31, 2021 Jun 30, 2021 Sep 30, 2021 Net cash provided by operating activities $ 269 $ 575 $ 717 $ 938 $ 497 $ 979 $ 925 $ 898 $ 181 $ 541 $ 948 Purchases of property and equipment (106) (96) (97) (93) (112) (93) (104) (89) (88) (75) (51) Free cash flow $ 163 $ 479 $ 620 $ 845 $ 385 $ 886 $ 821 $ 809 $ 93 $ 466 $ 897 18